SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                               October 26, 2005
                               ----------------
                                Date of Report
                       (Date of Earliest Event Reported)

                          CYBERTEL CAPITAL CORPORATION
                          ----------------------------
            (Exact Name of Registrant as Specified in its Charter)

         Nevada                   000-26913              86-0862532
         -------                  ---------              ----------
     (State or other        (Commission File No.)     (IRS Employer I.D. No.)
      Jurisdiction)

                          9444 Waples St., Suite 290
                             San Diego, CA 92121
                             -------------------
                      (Address of Principal Executive Offices)

                                 (858) 646-7410
                                 --------------
                          Registrant's Telephone Number

                                      N/A
                                      ---
         (Former Name or Former Address if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     Effective as of October 26, 2005, Cybertel Capital Corporation, a Nevada corporation (the "Company"), filed a Certificate of Amendment with the Nevada Secretary of State, by which the Company effectuated a reverse split of its issued and outstanding shares of common stock in the ratio of one for 500, while retaining the par value of the common stock of one mill ($0.001) per share, with appropriate adjustments being made in the additional paid in capital and stated capital accounts of the Company, and with all fractional shares being rounded up to the nearest whole share.

Item 9.01. Financial Statements and Exhibits.

     Exhibit No.                 Exhibit Description*
     -----------                 -------------------

         3                       Certificate of Amendment

     * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

                                  SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CYBERTEL CAPITAL CORPORATION



Date: 10/28/05                      /s/ Albert Gomez, MD
      --------                     ---------------------------
                                   Albert Gomez, MD
                                   CEO, President and Director